UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 26, 2005

MSO Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	2-98395-NY	74-3134651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2333 Waukegan Road, Suite 175, Bannockburn, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 847-267-0801

National Superstars, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets

        This Amendment No. 1 (the “Amendment”) amends and supplements the current report on Form 8-K filed on June 2, 2005 by MSO Holdings, Inc. (the “Company”) in connection with the completion of its acquisition of the issued and outstanding capital stock of MSO Medical, Inc., a Delaware corporation (“MSO”) via a reverse merger of MSO with a wholly-owned subsidiary of the Company (the “Acquisition”). As a result of the Acquisition, MSO became a wholly-owned subsidiary of the Company. By this Amendment, the Company is filing the financial statements required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which were omitted from the Form 8-K filed with the Securities and Exchange Commission on June 2, 2005 in accordance with Item 9.01(a)(4). Except as set forth in Item 9.01 below, no other changes are being made to our current report on Form 8-K filed on June 2, 2005.

        The preceding description of the Acquisition is qualified in its entirety by the complete text of the Agreement and Plan of Merger filed as Exhibit 2.1 to the original filing on Form 8-K on June 2, 2005.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

        MSO Medical, Inc.‘s audited financial statements for the years ended December 31, 2004 and 2003 and the unaudited financial statements as of June 30, 2005 and for the six months ended June 30, 2005 and 2004 are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information

        National Superstars had no material assets or liabilities as of December 31, 2004 and 2003, and immaterial revenue and expenses for the years ended December 31, 2004 and 2003. Consequently, pro forma condensed financial information for the Company and National Superstars combined as of December 31, 2004 and 2003, and for the years ended December 31, 2004 and 2003 would be substantially the same as that reported in the accompanying financial statements.

(c)	Exhibits

Number	Description

2.1	Agreement and Plan of Merger dated January 4, 2005 by and between National Superstars, Inc. and MSO Holdings, Inc. (1)

2.2	Agreement and plan of Merger dated January 4, 2005 by and among National Superstars, Inc., MSO Holdings, Inc., MSO Medical, Inc. and NSPS Merger Sub, Inc.(1)

2.3	Amendment to Agreement and Plan of Merger dated February 18, 2005 by and among National Superstars, Inc., MSO Holdings, Inc., MSO Medical, Inc. and NSPS Merger Sub, Inc. (1)

2.4	Amendment No. 2 to Agreement and Plan of Merger dated May 6, 2005 by and among National Superstars, Inc., MSO Holdings, Inc., MSO Medical, Inc. and NSPS Merger Sub, Inc. (1)

3.1	Amended and Restated Certificate of Incorporation of registrant (1)

3.2	Bylaws of registrant (1)

10.1	Amended and Restated Stockholders Agreement dated July 30, 2004 by and among MSO Medical, Inc. and various investors (1)

10.2	Amendment to Amended and Restated Stockholders Agreement dated May 26, 2005 by and among MSO Holdings, Inc., MSO Medical, Inc. and various investors (1)

10.3	Amended and Restated Registration Rights Agreement dated July 30, 2004 by and among MSO Medical, Inc. and various investors (1)

10.4	Amendment to Amended and Restated Registration Rights Agreement dated May 26, 2005 by and among MSO Holdings, Inc., MSO Medical, Inc. and various investors (1)

16.1	Letter of Miller and McCollom to the Securities and Exchange Commission (1)

99.1	The audited financial statements of MSO Medical, Inc. for the years ended December 31, 2004 and 2003 and the unaudited financial statements as of June 30, 2005 and for the six months ended June 30, 2005 and 2004. *

* Filed herewith.

(1)     Incorporated by reference to the Company’s Current Report on Form 8-K filed on June 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSO Holdings, Inc.
By: /s/ Henry
Albert Henry
Chief Executive Officer

Dated: August 5, 2005